================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                                  ------------

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 4, 1997


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                  33-98178                  22-3382016
----------------------------        -----------             -------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


    100 VILLAGE COURT, HAZLET, NEW JERSEY                         07730
  ----------------------------------------                      ----------
  (Address of principal executive offices)                      (Zip Code)


                                 (908) 888-1055
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



================================================================================

Item 5. Other Events

Section 13 of the Hills, L.L.C.
-------------------------------

     On February 7, 1997, Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") made a first mortgage loan to Section 13 of the Hills, L.L.C. ("Section 13") , the entity organized to develop, market and build a 60 lot subdivision known as Beacon Crest located on Allen Road in Basking Ridge, Somerset County, New Jersey. Beacon Crest is part of a planned unit development known as The Hills. The site is served by various commuter highways and is a short driving distance from a commuter train that travels into Newark, New Jersey and New York City. Basking Ridge is one of a few premier suburban communities in central New Jersey and is close to corporate office centers such as AT&T and Merck Pharmaceuticals.

     As of January 31, 1997, Beacon Crest has written 51 contracts with prospective homebuyers, and has taken another deposit which is expected to be converted to a contract upon meeting certain conditions. Beacon Crest has closed title to third party purchasers on 37 of the 51 contracts.

     The Funding Company has issued a loan commitment to Section 13 in an amount of $2,100,000 for a first mortgage on five building lots for construction of spec homes. Part of the funds will be used to repay Amboy National Bank its existing acquisition and improvement funding on those five building lots. The Funding Company on February 7th funded the first advance request from Section 13 in the amount of $1,418,650 based on a percentage of completion basis. The balance of the loan commitment will be funded as construction progresses. Repayment of the loan from Section 13 to the Funding Company will come from proceeds of the houses as they are closed with third party purchasers.

Matzel & Mumford at West Windsor, L.L.C.
----------------------------------------

     On February 4, 1997, Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") made a first mortgage loan to Matzel & Mumford at West Windsor, L.L.C. ("West Windsor") , the entity organized to develop, market and build a 38 lot subdivision known as Windsor Crossing located on New Village Road in West Windsor, Mercer County, New Jersey. West Windsor is conveniently located in the Route 1 corridor near major thoroughfares, and is only 5 minutes from Princeton, New Jersey which is a substantial base for white collar jobs. In addition, another major advantage to the site is its proximity to the Princeton Junction train station which is two miles away and travels to New York City.

     As of January 31, 1997, Windsor Crossing has written 8 contracts with prospective homebuyers, and has taken another deposit which is expected to be converted to a contract upon meeting certain conditions. Closings to third party purchasers are expected to commence in March 1997.

     The Funding Company has issued a loan commitment to West Windsor in an amount of $850,000 for a first mortgage on two building lots for construction of spec homes. Part of the funds will be used to repay First Savings Bank (first mortgage holder) for its existing acquisition and improvement funding and Apple Chase Investors, L.L.C. (second mortgage holder for its acquisition funding) on those two building lots. The Funding Company on February 4th funded the first advance request from West Windsor in the amount of $435,641 based on a percentage of completion basis. The balance of the loan commitment will be funded as construction progresses. Repayment of the loan from West Windsor to the Funding Company will come from proceeds of the houses as they are closed with third party purchasers.

Item 7(a).  Financial Statements.

     The audited financial statements of Section 13 of the Hills, L.L.C. for the years ended December 31, 1996 and December 1995 and the audited financial statements of Matzel & Mumford at West Windsor, L.L.C. for the period March 22, 1996 (date of inception) to December 31, 1996 are being filed as part of this Current Report.

Item 7(c).  Exhibits.

  4(a) Indenture (including form of Notes), dated as of January 25, 1996, between Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") and First Union National Bank, as Trustee (incorporated by reference to
        Exhibit 4(a) of Registration Statement on Form SB-2 of the Funding Company (Registration No. 33-98178)).

  4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996 of the Funding Company).

  27    Financial Data Schedules.

                         SECTION 13 OF THE HILLS, L.L.C.






















                                                           FINANCIAL STATEMENTS

                                         YEARS ENDED DECEMBER 31, 1996 AND 1995

                             SECTION 13 OF THE HILLS, L.L.C.















================================================================================

                                                           FINANCIAL STATEMENTS
                                         YEARS ENDED DECEMBER 31, 1996 AND 1995

                                              SECTION 13 OF THE HILLS, L.L.C.

                                                                      CONTENTS

================================================================================


INDEPENDENT AUDITORS' REPORT                                              3

FINANCIAL STATEMENTS:
  Balance sheet                                                           4
  Statements of operations and members' equity (deficit)                  5
  Statements of cash flows                                                6
  Statements of members' equity (deficit)                                 7
  Notes to financial statements                                        8-12

INDEPENDENT AUDITORS' REPORT

To the Members
Section 13 of the Hills, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Section 13 of the Hills, L.L.C. as of December 31, 1996, and the related statements of operations, members' equity (deficit) and cash flows for the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Section 13 of the Hills, L.L.C. as of December 31, 1996 and the results of its operations and cash flows for the two years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




January 9, 1997

                                       SECTION 13 OF THE HILLS, L.L.C.

                                                         BALANCE SHEET

===============================================================================
December 15,                                                         1996
-------------------------------------------------------------------------------
ASSETS
  Cash                                                           $   27,124
  Cash-restricted                                                    63,029
  Inventory (Notes 2 and 3)                                       6,560,237
-------------------------------------------------------------------------------
         TOTAL ASSETS                                            $6,650,390
===============================================================================
LIABILITIES AND MEMBERS' EQUITY
  Accounts payable                                               $1,850,996
  Customer deposits                                                 334,085
  Due to affiliates (Note 4)                                        400,000
  Notes and mortgages payable (Note 3)                            4,202,697
-------------------------------------------------------------------------------
         TOTAL LIABILITIES                                        6,787,778
-------------------------------------------------------------------------------
MEMBERS' EQUITY (DEFICIT)                                          (137,388)
-------------------------------------------------------------------------------
         TOTAL MEMBERS' EQUITY (DEFICIT)                           (137,388)
-------------------------------------------------------------------------------
         TOTAL LIABILITIES AND MEMBERS' EQUITY                   $6,650,390
===============================================================================
                                See accompanying notes to financial statements.

                                           SECTION 13 OF THE HILLS, L.L.C.

                                                  STATEMENTS OF OPERATIONS

===============================================================================

Years ended December 31,                          1996                  1995
-------------------------------------------------------------------------------
SALES                                      $17,532,688            $1,690,920
COST OF SALES                               16,118,386             1,411,790
-------------------------------------------------------------------------------
         GROSS PROFIT                        1,414,302               279,130
-------------------------------------------------------------------------------
MANAGEMENT FEES                                609,789                59,722
OTHER (INCOME) EXPENSE, NET                     (8,522)              (27,955)
-------------------------------------------------------------------------------
NET INCOME FROM OPERATIONS                 $   813,035            $  247,363
================================================================================

                                 See accompanying notes to financial statements.

                                          SECTION 13 OF THE HILLS, L.L.C.

                                   STATEMENT OF MEMBERS' EQUITY (DEFICIT)

================================================================================

                                       M&M at Basking
Years ended December 31,                   Ridge          KMG            TOTAL
--------------------------------------------------------------------------------
MEMBERS' EQUITY JANUARY 1, 1995        $      --     $      --    $        --
NET INCOME                               153,681        93,682        247,363
--------------------------------------------------------------------------------
MEMBERS' EQUITY DECEMBER 31, 1995        153,681        93,682        247,363
--------------------------------------------------------------------------------
NET INCOME                               716,518        96,517        813,035
DISTRIBUTIONS                           (821,786)     (376,000)    (1,197,786)
--------------------------------------------------------------------------------
MEMBERS' EQUITY DECEMBER 31, 1996      $  48,413     $(185,801)   $  (137,388)
================================================================================

                                 See accompanying notes to financial statements.

                                                            SECTION 13 OF THE HILLS, L.L.C.

                                                                    STATEMENT OF CASH FLOWS

================================================================================================
Years ended December 31,                                              1996              1995
------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                      $   813,035       $   247,363
  Adjustments to reconcile net income to net cash
   used in operating activities:
      (Increase) decrease in cash-restricted                           56,152          (119,181)
      (Increase) decrease in inventories                            4,118,462        (6,445,027)
      Increase in accounts payable                                    128,091         1,703,462
      Increase (decrease) in customer deposits                       (311,775)          645,860
--------------------------------------------------------------------------------------------------
         NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES        4,803,965        (3,967,998)
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to members                                         (1,197,786)               --
  Proceeds from mortgages payable                                  10,219,694         6,492,539
  Repayments of notes and mortgages payable                       (14,739,747)       (1,494,789)
  Advances from affiliates                                            425,000          (425,000)
  Increase (decrease) in due to affiliates                            303,500          (393,120)
--------------------------------------------------------------------------------------------------
         NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES       (4,989,339)        4,179,630
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH                                          (185,374)          211,632
CASH, BEGINNING OF PERIOD                                             212,498               866
--------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                                               $    27,124       $   212,498
==================================================================================================
NON-CASH INVESTING AND FINANCING ACTIVITIES:
  The acquisition of the land was partially financed by the seller in the amount of $1,566,000 and $1,974,000 in 1996 and 1995, respectively.
==================================================================================================
                                                   See accompanying notes to financial statements.

                                                                             7

                                         SECTION 13 OF THE HILLS, L.L.C.

                                            NOTES TO FINANCIAL STATEMENTS

================================================================================

1. SUMMARY OF       Nature of Business and Organization
   ACCOUNTING
   POLICIES         Section 13 of the Hills, L.L.C. ("Section 13") is a New
                    Jersey limited liability company formed on May 12, 1994 for the purpose of purchasing land in Bernards Township, New
                    Jersey, and developing and constructing 60 single-family homes on the land.

                    The members of the L.L.C. are Matzel & Mumford at Basking Ridge, L.L.C. ("M&M at Basking Ridge") and KMG Associates, L.L.C. ("KMG"). Profits are allocated first to M&M at Basking Ridge $20,000 per house closing as a preference distribution with remaining amounts allocated equally to each member.

                    Revenue Recognition

                    Revenues arising from home sales will be recognized under the accrual method. Under this method, income will be recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

                    Restricted Cash

                    Restricted cash represents amounts on deposit as collateral for project improvements.

                    Inventories

                    Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

                    Inventory costs are comprised of land, project overhead direct unit and allocated costs. Development costs are capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                                        SECTION 13 OF THE HILLS, L.L.C.

                                           NOTES TO FINANCIAL STATEMENTS

===============================================================================

                    Income Taxes

                    The Company is organized and operates as a limited liability company which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

                    Estimates

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVENTORIES     Inventories relating to the development of single-family
                    homes consist of the following at December 31, 1996:

                    -----------------------------------------------------------
                    Land and land development                 $3,948,332
                    Direct construction                        1,158,956
                    Project overhead                             326,225
                    Sales and marketing                          618,231
                    Financing                                    508,493
                    -----------------------------------------------------------
                                                              $6,560,237
                    ============================================================

                    All expenses incurred for the development of the project will be capitalized. Selling expenses, which do not benefit future periods, and general and administrative expenses are treated as period costs and are expensed as incurred.

                                         SECTION 13 OF THE HILLS, L.L.C.

                                           NOTES TO FINANCIAL STATEMENTS

================================================================================

3.  NOTES AND                                                        1996
    MORTGAGES       ------------------------------------------------------------
    PAYABLE         Land and construction loan Phase I (a)      $   259,152
                    Land and construction loan Phase II (b)       2,527,545
                    2nd mortgage (c)                                 75,000
                    3rd mortgage,less unamortized discount
                     of $85,000(d)                                1,037,000
                    Note payable (e(i))                             204,000
                    Note payable (e(ii))                            100,000
                    ------------------------------------------------------------
                                                                $ 4,202,697
                    ============================================================

                    (a) The Company has a commitment from a bank for land acquisition and construction not to exceed $6,100,000 as follows:

                         o Note 1 in the maximum amount of $2,600,000 is to fund
                           land acquisition, improvements and construction of one model. The note is payable interest only at the prime rate, plus 1 1/2%. Interest is payable monthly and principal is payable with each closing at 120% of the amounts advanced. The note matures on August 21, 1997.

                         o Note 2 in the maximum amount of $3,500,000 is for
                           construction of dwelling units. The note is payable interest only at the prime rate plus 1 1/2%. Interest is payable monthly and principal is payable with each closing in an amount equal to all related funds advanced for construction.

                         The loan is collateralized by a first mortgage on the land and improvements of Phase I (24 lots) of the project and is guaranteed by the members of M&M at Basking Ridge and KMG.

                                      SECTION 13 OF THE HILLS, L.L.C.

                                         NOTES TO FINANCIAL STATEMENTS

================================================================================

               (b) The Company has a commitment from a bank for land acquisition and construction not to exceed $6,880,000 as follows:

                    o Note 1 in the maximum amount of $3,380,000 is to fund land acquisition, improvements and construction of one model. The note is payable interest only at the prime rate, plus 1 1/2%. Interest is payable monthly and principal is payable with each closing at 120% of the amounts advanced. Any unpaid balance at September 26, 1997 will be due on demand.

                    o Note 2 in the maximum amount of $3,500,000 is for construction of dwelling units. The note is payable interest only at the prime rate plus 1 1/2%. Interest is payable monthly and principal is payable with each closing in an amount equal to all related funds advanced for construction.

                         The loan is collateralized by a first mortgage on the land and improvements of phase II (36 lots) of the project and is guaranteed by the members of M&M at Basking Ridge and KMG.

                    (c) The Company has a loan from a bank in the maximum amount of $300,000. The loan is payable interest only at the prime rate, plus 1 1/2%, monthly through September 26, 1997 at which time the unpaid balance becomes payable on demand. Principal is payable $15,000 for each lot closing. The loan is collateralized by a second mortgage on the land and improvements of phase II of the project and is guaranteed by the members of M&M at Basking Ridge and KMG.

                    (d) The Company has a subordinated third mortgage to the seller, who is also the managing member of KMG, in the original amount of $1,836,000. The loan is non-interest bearing and principal is payable $51,000 per closing in Phase II. This note has been discounted using an imputed interest rate of 15%. The original loan amount and the land were reduced by $270,000 as a result of this discount. The loan is collateralized by a third mortgage on Phase II.

                                       SECTION 13 OF THE HILLS, L.L.C.

                                          NOTES TO FINANCIAL STATEMENTS

================================================================================

                    (e)  The Company has notes payable to the seller as follows:

                         (i) Note 1 in the original amount of $1,224,000 is non-interest bearing and is payable $51,000 per closing in Phase I.

                        (ii) Note 2 in the original amount of $750,000 bears interest at 15% payable annually. Principal is payable at a minimum of $30,000 per month, however, after the sale of the first unit, this amount may be satisfied by payments in connection with Note 1 as provided in the loan documents. The Note matured on August 27, 1996 and is currently due on demand.

                              Notes 1 and 2 are guaranteed by the members of M&M at Basking Ridge.

4.  RELATED PARTY   The Company has an agreement with the Matzel & Mumford
    TRANSACTIONS    Organization, Inc. ("MMO"), whereby MMO provides
                    construction management services at a fee of 4% of the gross selling price of each house up to $20,000 per house. MMO is entitled to draws of $25,000 per month.

                    Included in due to/from affiliates are transfers of costs incurred by affiliated companies of the managing member of the Company. The amounts are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

5.  COMMITMENTS    The Company is contingently liable for performance bonds
    AND            totalling $342,000 at December 31, 1996.
    CONTINGENCIES

                               MATZEL & MUMFORD AT
                              WEST WINDSOR, L.L.C.


















                                                          FINANCIAL STATEMENTS
                                     PERIOD MARCH 22, 1996 (DATE OF INCEPTION)
                                                          TO DECEMBER 31, 1996

                               MATZEL & MUMFORD AT
                              WEST WINDSOR, L.L.C.









================================================================================

                                                          FINANCIAL STATEMENTS

                                     PERIOD MARCH 22, 1996 (DATE OF INCEPTION)
                                                          TO DECEMBER 31, 1996

                                     MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.


                                                                      CONTENTS

================================================================================

INDEPENDENT AUDITORS' REPORT                                              3

FINANCIAL STATEMENTS:
  Balance sheet                                                           4
  Statement of cash flows                                                 5
  Notes to financial statements                                         6-8

INDEPENDENT AUDITORS' REPORT

To the Members
Matzel & Mumford at West Windsor, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Matzel & Mumford at West Windsor, L.L.C. as of December 31, 1996 and the related statement of cash flows for the period March 22, 1996 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at West Windsor, L.L.C. as of December 31, 1996 and its cash flows for the period March 22, 1996 (date of inception) through December 31, 1996 in conformity with generally accepted accounting principles.










January 9, 1997

                                    MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.


                                                               BALANCE SHEET
===============================================================================
December 31, 1996
-------------------------------------------------------------------------------
ASSETS
  Cash                                                         $   35,171
  Cash-restricted                                                  10,000
  Inventory (Notes 2 and 3)                                     2,603,466
-------------------------------------------------------------------------------
         TOTAL ASSETS                                          $2,648,637
===============================================================================
LIABILITIES AND MEMBERS' EQUITY
  Accounts payable                                             $  484,680
  Due to affiliates (Note 4)                                      439,587
  Mortgages payable (Note 3)                                    1,620,848
  Customer deposits                                               103,522
-------------------------------------------------------------------------------
         TOTAL LIABILITIES                                      2,648,637
-------------------------------------------------------------------------------
MEMBERS' EQUITY                                                     1,000
RECEIVABLE FROM MEMBERS                                            (1,000)
-------------------------------------------------------------------------------
         TOTAL MEMBERS' EQUITY                                         --
-------------------------------------------------------------------------------
         TOTAL LIABILITIES AND MEMBERS' EQUITY                 $2,648,637
===============================================================================

                                See accompanying notes to financial statements.

                                MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.

                                                 STATEMENT OF CASH FLOWS

================================================================================
For the period March 22, 1996 (date of inception) to December 31, 1996
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                      $        --
  Adjustments to reconcile net income to net cash used in
    operating activities:
      Increase in cash-restricted                                      (10,000)
      Increase in inventories                                       (2,603,466)
      Increase in accounts payable                                     484,680
      Increase in customer deposits                                    103,522
--------------------------------------------------------------------------------
         NET  CASH USED IN OPERATING ACTIVITIES                     (2,025,264)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from mortgages payable                                    1,620,848
  Advances from affiliates                                             439,587
--------------------------------------------------------------------------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                   2,060,435
--------------------------------------------------------------------------------
INCREASE IN CASH                                                        35,171
CASH, BEGINNING OF PERIOD                                                   --
--------------------------------------------------------------------------------
CASH, END OF PERIOD                                               $     35,171
================================================================================


                                See accompanying notes to financial statements.

                                      MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.

                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================

1. SUMMARY OF  Nature of Business and Organization
   ACCOUNTING
   POLICIES Matzel & Mumford at West Windsor, L.L.C. ("M&M at West Windsor") is a New Jersey limited liability company formed on March 22, 1996 for the purpose of purchasing land in West Windsor, New Jersey and developing and constructing 38 single-family homes on the land. On March 25, 1996, M&M at West Windsor closed title to 11 lots and has an option to purchase the remaining 27 lots. Through December 31, 1996, there has been no operating activities.

               Revenue Recognition

               Revenues arising from home sales will be recognized under the accrual method. Under this method, income will be recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

               Restricted Cash

               Restricted cash represents amounts on deposit as collateral for project improvements.

               Inventories

               Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

               Inventory costs are currently comprised of land and project overhead. Inventory costs will be comprised of direct unit and allocated costs. Development costs will be capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                                      MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.

                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================

               Members' Capital

               The two managing members have pledged a total of $1,000 in capital contributions.

               Income Taxes

               The Company is organized and operates as a limited liability company which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

               Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVENTORIES Inventories relating to the development of single-family homes consist of the following at December 31, 1996:

               -----------------------------------------------------------------
               Land and land development                        $1,261,470
               Direct construction                                 350,549
               Project overhead                                    469,879
               Sales and marketing                                 274,483
               Financing                                           247,285
               -----------------------------------------------------------------
                                                                $2,603,466
               =================================================================

               All expenses incurred for the development of the project will be capitalized. Selling expenses which do not benefit future periods, and general and administrative expenses, will be treated as period costs and will be expensed as incurred.

                                      MATZEL & MUMFORD AT WEST WINDSOR, L.L.C.

                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================

3.  LOANS AND  -----------------------------------------------------------------
    MORTGAGES  Land and construction loan (a)                   $1,235,848
    PAYABLE    2nd mortgage (b)                                    385,000
               -----------------------------------------------------------------
                                                                $1,620,848
               =================================================================

               (a) The Company has a commitment from a bank for land acquisition and construction not to exceed $3,800,000. Interest is payable monthly at the prime rate, plus 1 1/2%. Principal is payable with each closing at the rate of 120% of the amount advanced for land acquisition and 100% of construction advances. The loan matures on October 25, 1997, with the availability of a six month extension at the option of the lender after which time the balance will be due on demand. The loan is collateralized by a first mortgage on the land and improvements of the project and is guaranteed by the members of M&M at West Windsor and The Matzel & Mumford Organization ("MMO"), an entity under common control.

               (b) The Company has a mortgage in the maximum amount of $805,000. Interest is payable quarterly at 14%, plus an additional 1% of the sales price of each lot. Principal is payable with the closing of each lot at $35,000 per lot with any unpaid balance due on May 1, 1998. The note is collateralized by a second mortgage on the project and the guarantee of the members of M&M at West Windsor and MMO.

4. RELATED      The Company has an agreement with the Matzel & Mumford Organiza-
   PARTY        tion, Inc. ("MMO"), whereby MMO provides construction management
   TRANSACTIONS services at a fee of 4% of the gross selling price of each house
                MMO is entitled to draws of $30,000 per month. During the period
                March 22 through December 31, 1996, $330,000 of management fees have been incurred.

               Included in due to/from affiliates are transfers of costs incurred by affiliated companies of the managing member of the Company. The amounts are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MATZEL & MUMFORD MORTGAGE FUNDING, INC.


                                         By: /s/ ROGER MUMFORD
                                             -----------------------------------
                                                 Roger Mumford
                                                 President

Dated: February 14, 1997

                               INDEX TO EXHIBITS


          Exhibit
          Number                    Document                       Page
          ------                    --------                       ----
            27               Financial Data Schedules